UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 21, 2020

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
4.872% Corporate Units	NEE.PRO	New York Stock Exchange
5.279% Corporate Units	NEE.PRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
NextEra Energy, Inc. (Company) held its 2020 Annual Meeting of Shareholders (2020 Annual Meeting) on May 21, 2020. At the 2020 Annual Meeting, the Company's shareholders approved three proposals and did not approve two shareholder proposals. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A for the 2020 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on April 3, 2020.

(b)	The final voting results with respect to each proposal voted upon at the 2020 Annual Meeting are set forth below.

Proposal 1

The Company's shareholders elected each of the thirteen nominees to the Company's Board of Directors (Board) for a one-year term by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sherry S. Barrat	363,733,399	96.2%	14,431,300	1,111,075	56,004,389
James L. Camaren	354,093,239	93.7%	23,938,460	1,244,075	56,004,389
Kenneth B. Dunn	374,935,973	99.1%	3,266,942	1,072,859	56,004,389
Naren K. Gursahaney	375,453,873	99.3%	2,734,249	1,087,652	56,004,389
Kirk S. Hachigian	367,699,667	97.2%	10,493,975	1,082,132	56,004,389
Toni Jennings	361,246,285	95.6%	16,535,494	1,493,995	56,004,389
Amy B. Lane	369,813,143	97.8%	8,459,283	1,003,348	56,004,389
David L. Porges	375,898,795	99.4%	2,266,590	1,110,389	56,004,389
James L. Robo	345,417,153	92.0%	30,032,545	3,826,076	56,004,389
Rudy E. Schupp	349,834,326	93.0%	26,500,991	2,940,457	56,004,389
John L. Skolds	376,875,105	99.7%	1,287,231	1,113,438	56,004,389
William H. Swanson	372,846,886	98.6%	5,373,780	1,055,108	56,004,389
Darryl L. Wilson	376,786,228	99.6%	1,430,639	1,058,907	56,004,389

Proposal 2

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
413,570,142	95.2%	20,833,188	876,833	—

Proposal 3

The Company's shareholders approved, by non-binding advisory vote, the Company's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
345,140,226	91.6%	31,482,099	2,653,449	56,004,389

Proposal 4

The Company's shareholders did not approve a non-binding shareholder proposal requesting a semiannual report disclosing political contribution policies and expenditures, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
146,403,835	38.9%	230,111,892	2,760,047	56,004,389

Proposal 5

The Company's shareholders did not approve a non-binding shareholder proposal that would permit written consent by shareholders entitled to cast the minimum number of votes necessary to authorize action at a meeting at which all shareholders entitled to vote were present and voting, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
170,274,857	45.2%	206,204,286	2,796,631	56,004,389

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 26, 2020

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel

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